Exploration for and evaluation of oil and natural gas resources	12 Months Ended
Dec. 31, 2023
Exploration For And Evaluation Of Mineral Resources [Abstract]
Exploration for and evaluation of oil and natural gas resources	Exploration for and evaluation of oil and natural gas resources
The following financial information represents the amounts included within the group totals relating to activity associated with the exploration for and evaluation of oil and natural gas resources. All such activity is recorded within the gas & low carbon energy and oil production & operations segments.
For information on significant judgements made in relation to oil and natural gas accounting see Intangible assets in Note 1.

			$ million
	2023	2022	2021
Exploration and evaluation costs
Exploration expenditure written off	746	385	167
Other exploration costs	251	200	257
Exploration expense for the year	997	585	424
Impairment losses	20	2	1
Intangible assets – exploration and appraisal expenditure[a]	4,328	4,213	4,289
Liabilities	109	88	98
Net assets	4,219	4,125	4,191
Cash used in operating activities	251	200	257
Cash used in investing activities	1,039	909	369
[a]Amount capitalized at 31 December 2023, 2022 and 2021 relates to assets in various regions. The largest of these is approximately $600 million capitalized in the Middle East region (2022 approximately $600 million and 2021 approximately $700 million and capitalized in the Middle East region).